                                                                   EXHIBIT 10.36


                          FORM OF PETsMART.COM, INC.
                       2000 DIRECTORS' STOCK OPTION PLAN

1.   PURPOSES OF THE PLAN.

     The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board. All options granted hereunder shall be nonstatutory stock options.

2.   DEFINITIONS.

     As used herein, the following definitions shall apply:

     (a) "Affiliate" has the meaning given to such term in Rule 144(a)(1) promulgated under the Securities Act of 1933, as amended.

     (b) "Board" means the Board of Directors of the Company or the com pensation committee thereof.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Common Stock" means the Common Stock of the Company.

     (e) "Company" means PETsMART.com, Inc. a Delaware corporation.

     (f) "Continuous Status As A Director" means the absence of any interruption or termination of service as a Director.

     (g) "Corporate Transaction" means a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

     (h) "Director" means a member of the Board of Directors of the Company.

     (i) "Employee" means any person, including any officer or Director, employed by the Company or any Subsidiary or Affiliate of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (k) "Option" means a nonstatutory stock option granted pursuant to the Plan (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

     (l) "Optioned Stock" means the Common Stock subject to an Option.

     (m) "Optionee" means an Outside Director who receives an Option.

     (n) "Outside Director" means a Director who is not an Employee.

     (o) "Plan" means this 2000 Directors' Stock Plan.

     (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

     (q) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.   ELIGIBILITY.

     Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 6 below.

     The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

4.   STOCK SUBJECT TO THE PLAN.

     Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 300,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Com pany upon exercise of an Option in order to satisfy the exercise price for such Option, or any withholding taxes due with respect to such exercise, shall be treated as not issued and shall continue to be available under the Plan. If Shares that were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

5.   ADMINISTRATION OF THE PLAN.

     (a) ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board.

     (b) POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8 of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (c) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     (d) SUSPENSION OR TERMINATION OF OPTION. If the Chief Executive Officer or his or her designee reasonably believes that an Optionee has committed an act of misconduct, such officer may suspend the Optionee's right to exercise any option pending a determination by the Board (excluding the Outside Director accused of such misconduct). If the Board (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

6.   PROCEDURE FOR GRANTS.

     All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

          (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

          (ii) Each Outside Director who becomes an Outside Director after the effective date of this Plan shall be automatically granted an Option to purchase 25,000 Shares on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

          (iii) Each Outside Director shall thereafter be automatically granted an Option to purchase 12,500 Shares on the date of each Annual Meeting of the Company's stockholders immediately following which such Outside Director is serving on the Board, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting.

          (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

          (v) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 15 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 15 hereof.

7.   VESTING AND EXERCISABILITY.

     The Option shall be fully vested and exercisable in its entirety immediately upon grant. The Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 10 below.

8.   TERM OF OPTIONS.

     The term of each Option shall be ten (10) years from the date of grant thereof unless an Option terminates sooner pursuant to Section 10 below.

9.   EXERCISE PRICE AND CONSIDERATION.

     (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

     (b) FAIR MARKET VALUE. The fair market value shall be determined by the Board; provided however that in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing sales price on such system or exchange on the date of grant of the Option (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in THE WALL STREET JOURNAL, or if there is a public market for the Common Stock but the Common Stock is not traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System).

     (c) FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

10.  EXERCISE OF OPTION.

     (a) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 9(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan.

     (b) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. If an Outside Director ceases to serve as a Director, he or she may, but only within ninety
(90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 8 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

11.  NONTRANSFERABILITY OF OPTIONS.

     The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

12.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPO  RATE TRANSACTIONS.

     (a) ADJUSTMENT. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of Shares of Common Stock set forth in Section 6 above, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company) or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b) CORPORATE TRANSACTIONS. In the event of a Corporate Transaction, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation, unless the successor corporation does not agree to assume the outstand-ing Options or to substitute equivalent options, in which case the Options shall terminate upon the consummation of the transaction.

     (c) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

13.  AMENDMENT AND TERMINATION OF THE PLAN.

     (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation.

     (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amend ment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

14.  OPTION AGREEMENT.

     Options shall be evidenced by written option agreements in such form as the Board shall approve.

15.  STOCKHOLDER APPROVAL.

     If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

16.  TERM OF PLAN; EFFECTIVE DATE.

     The Plan shall become effective on the effectiveness of the registration statement under the Securities Act of 1933, as amended, relating to the Company's initial public offering of securities. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.